                                                                    EXHIBIT 99.2

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                          $   418,879.97
Available Funds:
     Contract Payments due and received in this period                                                        1,910,702.09
     Contract Payments due in prior period(s) and received in this period                                       208,897.66
     Contract Payments received in this period for next period                                                   60,399.27
     Sales, Use and Property Tax payments received                                                               58,842.01
     Prepayment Amounts related to early termination in this period                                               7,532.66
     Servicer Advance                                                                                           629,145.15
     Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
     Transfer from Reserve Account                                                                            2,704,892.70
     Interest earned on Collection Account                                                                        3,030.95
     Interest earned on SPG Account                                                                                  84.29
     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
      < Predecessor contract)                                                                                         0.00
     Amounts paid under insurance policies                                                                            0.00
     Maintenance, Late Charges and any other amounts                                                                  0.00

                                                                                                            --------------
Total Available Funds                                                                                         6,002,406.75
Less: Amounts to be Retained in Collection Account                                                              302,846.99
                                                                                                            --------------
AMOUNT TO BE DISTRIBUTED                                                                                      5,699,559.76
                                                                                                            ==============

DISTRIBUTION OF FUNDS:
     1.  To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                               0.00
     2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             425,480.70
     3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
            a) Class A1 Principal and Interest                                                                        0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                    0.00
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                            2,816,934.28
            a) Class A5 Principal (distributed after A4 Note matures) and Interest                                    0.00
            b) Class B Principal and Interest                                                                    48,066.55
            c) Class C Principal and Interest                                                                    96,345.12
            d) Class D Principal and Interest                                                                    64,854.38
            e) Class E Principal and Interest                                                                    83,692.00

     4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                              2,084,055.36
     5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                            0.00
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           0.00
            c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                0.00
     6.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts              61,957.25
     7.  To Servicer, Servicing Fee and other Servicing Compensations                                            18,174.13
                                                                                                            --------------
TOTAL FUNDS DISTRIBUTED                                                                                       5,699,559.76
                                                                                                            ==============

End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
(if any)}                                                                                                       302,846.99
                                                                                                            ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                             2,702,437.25
       - Add Investment Earnings                                                                                  2,455.45
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       2,084,055.36
       - Less Distribution to Certificate Account                                                             2,704,892.70
                                                                                                              ------------
End of period balance                                                                                         2,084,055.36
                                                                                                              ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or

(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                                   2,702,437.25
                                                                                                              ============



                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                                             35,769,633.22
                               Pool B                                              6,891,288.01
                                                                                  -------------
                                                                                                       42,660,921.23

Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    215,213.96
Class A Monthly Interest - Pool B                                                     41,462.58

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 2,002,903.78
Class A Monthly Principal - Pool B                                                   557,353.96
                                                                                  -------------
                                                                                                        2,560,257.74

Ending Principal Balance of the Class A Notes
                               Pool A                                             33,766,729.45
                               Pool B                                              6,333,934.05
                                                                                  -------------        -------------
                                                                                                       40,100,663.49
                                                                                                       =============

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                                    0.00
                               Class A2                                                    0.00
                               Class A3                                                    0.00
                               Class A4                                           42,660,921.23
                               Class A5                                                    0.00
                                                                                  -------------

Class A Monthly Interest                                                                               42,660,921.23
                               Class A1 (Actual Number Days/360)                           0.00
                               Class A2                                                    0.00
                               Class A3                                                    0.00
                               Class A4                                              256,676.54
                               Class A5                                                    0.00
                                                                                  -------------

Class A Monthly Principal
                               Class A1                                                    0.00
                               Class A2                                                    0.00
                               Class A3                                                    0.00
                               Class A4                                            2,560,257.74
                               Class A5                                                    0.00
                                                                                  -------------
                                                                                                        2,560,257.74

Ending Principal Balance of the Class A Notes
                               Class A1                                                    0.00
                               Class A2                                                    0.00
                               Class A3                                                    0.00
                               Class A4                                           40,100,663.49
                               Class A5                                                    0.00
                                                                                  -------------        -------------
                                                                                                       40,100,663.49
                                                                                                       =============
Class A5


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class B Notes
                                Pool A                                         609,984.82
                                Pool B                                         117,542.27
                                                                               ----------
                                                                                                 727,527.08

 Class B Overdue Interest, if any                                                    0.00
 Class B Monthly Interest - Pool A                                               3,710.74
 Class B Monthly Interest - Pool B                                                 715.05

 Class B Overdue Principal, if any                                                   0.00
 Class B Monthly Principal - Pool A                                             34,140.41
 Class B Monthly Principal - Pool B                                              9,500.35
                                                                               ----------
                                                                                                  43,640.76

 Ending Principal Balance of the Class B Notes
                                Pool A                                         575,844.41
                                Pool B                                         108,041.91
                                                                               ----------        ----------
                                                                                                 683,886.33
                                                                                                 ==========

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                               Pool A                                  1,219,188.56
                               Pool B                                    234,865.59
                                                                       ------------
                                                                                         1,454,054.15

Class C Overdue Interest, if any                                               0.00
Class C Monthly Interest - Pool A                                          7,599.61
Class C Monthly Interest - Pool B                                          1,464.00

Class C Overdue Principal, if any                                              0.00
Class C Monthly Principal - Pool A                                        68,280.81
Class C Monthly Principal - Pool B                                        19,000.70
                                                                       ------------
                                                                                            87,281.51

Ending Principal Balance of the Class C Notes
                               Pool A                                  1,150,907.75
                               Pool B                                    215,864.89
                                                                       ------------      ------------
                                                                                         1,366,772.64
                                                                                         ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                                 813,052.69
                               Pool B                                 156,650.08
                                                                      ----------
                                                                                       969,702.77

Class D Overdue Interest, if any                                            0.00
Class D Monthly Interest - Pool A                                       5,589.74
Class D Monthly Interest - Pool B                                       1,076.97

Class D Overdue Principal, if any                                           0.00
Class D Monthly Principal - Pool A                                     45,520.54
Class D Monthly Principal - Pool B                                     12,667.14
                                                                      ----------
                                                                                        58,187.68

Ending Principal Balance of the Class D Notes
                               Pool A                                 767,532.15
                               Pool B                                 143,982.94
                                                                      ----------       ----------
                                                                                       911,515.09
                                                                                       ==========

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                                   1,016,120.68
                               Pool B                                     195,757.80
                                                                        ------------
                                                                                         1,211,878.48

Class E Overdue Interest, if any                                                0.00
Class E Monthly Interest - Pool A                                           9,187.42
Class E Monthly Interest - Pool B                                           1,769.98

Class E Overdue Principal, if any                                               0.00
Class E Monthly Principal - Pool A                                         56,900.68
Class E Monthly Principal - Pool B                                         15,833.92
                                                                        ------------
                                                                                            72,734.59

Ending Principal Balance of the Class E Notes
                               Pool A                                     959,220.01
                               Pool B                                     179,923.88
                                                                        ------------     ------------
                                                                                         1,139,143.89
                                                                                         ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                               Pool A                                   1,276,685.64
                               Pool B                                     251,943.13
                                                                        ------------
                                                                                         1,528,628.77

Residual Interest - Pool A                                                      0.00
Residual Interest - Pool B                                                      0.00

Residual Principal - Pool A                                                     0.00
Residual Principal - Pool B                                                     0.00             0.00

Ending Residual Principal Balance
                               Pool A                                   1,276,685.64
                                                                                         ------------
                               Pool B                                     251,943.13     1,528,628.77
                                                                        ------------     ============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                           18,174.13
 - Collection period Trustee Fee                                                            (3,620.41)
 - Servicer Advances reimbursement                                                         425,480.70
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                          61,957.25
                                                                                           ----------
Total amounts due to Servicer                                                              501,991.67
                                                                                           ==========

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               40,645,626.55

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             2,276,027.02

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            -------------
           ending of the related Collection Period                                                                  38,369,599.53
                                                                                                                    =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       1,883,657.75

            - Principal portion of Prepayment Amounts                                                 6,786.79

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                           385,582.48

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                  ------------
                            Total Decline in Aggregate Discounted Contract Balance                2,276,027.02
                                                                                                  ============

POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                7,818,708.30

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                               633,356.77

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            -------------
           ending of the related Collection Period                                                                   7,185,351.53
                                                                                                                    =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         517,774.59

            - Principal portion of Prepayment Amounts                                                   745.87

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                           114,836.31

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                  ------------
                            Total Decline in Aggregate Discounted Contract Balance                  633,356.77
                                                                                                  ============

                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   45,554,951.06
                                                                                                                    =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

        POOL A

                                        Discounted                                    Discounted
       Lease #                        Present Value              Lease #            Present Value
---------------------------------------------------              -------            -------------
#* 9900321-401 (08/03)                   2,363.82                                        $0.00
#* 2413-001 (11/03)                    385,582.48

                                                               ----------
                                                 Totals:       387,946.30

        POOL B

                                        Discounted                                    Discounted
       Lease #                        Present Value              Lease #            Present Value
---------------------------------------------------              -------            -------------
#* 863-507 (08/03)                      13,927.42                                             0.00
#* 1459-003 (11/03)                    102,464.81
#* 1459-004 (11/03)                     12,371.50

                                                              -----------
                                                Totals:       128,763.73

 a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                             516,710.03
 b) ADCB AT  CLOSING DATE                                                           270,243,724.70
 c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                              0.19%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                 Predecessor
                                                            Discounted           Predecessor     Discounted
Lease #            Lessee Name                            Present Value            Lease #      Present Value
------------------------------------------                -------------           ---------       ------------
3024-003                                                   1,289,113.68           1667-003        1,466,069.44
                      CASH                                   176,955.76
1743-004                                                   1,539,883.34           2425-001        1,890,612.33
3221-001                                                   1,496,892.51           2427-001        1,194,070.97
3307-001                                                   1,181,820.77            917-503          644,152.99
3323-003                                                   1,162,123.59           1004-503           77,559.49
                                                                                  1048-501          896,884.04
                                                                                  1049-504          644,152.99
                                                                                  1050-504           85,901.56

                                                          -------------                        ---------------
                                          Totals:         $6,846,789.65                        $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                              $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                  $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                   $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                               $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES ____     NO  X
                                                                                                   ----

POOL B

                                                                                                 Predecessor
                                                            Discounted           Predecessor     Discounted
Lease #            Lessee Name                            Present Value            Lease #      Present Value
------------------------------------------                -------------          -----------    -------------
                   NONE

                                                          -------------                        ---------------
                                          Totals:             $0.00                            $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                              $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                               $          0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $          0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                         $          0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES ____       NO  X
                                                                                                     ----


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                  Predecessor
                                                            Discounted           Predecessor      Discounted
Lease #            Lessee Name                            Present Value            Lease #       Present Value
------------------------------------------                -------------           ---------      -------------
2841-001                                                  $1,121,500.51            2207-001     $    551,274.29
2004383-1                                                 $  512,828.61            2207-002     $  1,160,782.50
2005209-2                                                 $  252,655.70            2207-003     $    181,136.33
                    CASH                                  $    6,208.31
2875-007                                                  $1,629,015.55            2337-001     $  1,215,773.70
3024-003                                                  $1,495,882.60            4283-401     $    286,487.54
                                                                                   2314-002     $  1,209,395.06
3718-005                                                  $1,711,481.42            1969-003     $  1,251,411.72
                                                                                   1954-002     $    221,077.49
                                                                                   1954-003     $     74,796.06
                                                                                   1095-501     $    209,827.19
                                                          -------------                         ---------------
                                          Totals:         $6,729,572.70                         $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                               $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                 $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES  ____      NO  X
                                                                                                    ----


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                 Predecessor
                                                            Discounted           Predecessor      Discounted
Lease #            Lessee Name                            Present Value            Lease #       Present Value
------------------------------------------                -------------           ---------      -------------
                   None

                                                          -------------                         ---------------
                                          Totals:         $        0.00                         $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                    $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                               $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                $         0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $         0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                             $         0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES  ____      NO   X
                                                                                                     ----


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                           TOTAL OUTSTANDING CONTRACTS
     This Month                                              4,252,945.01     This Month                       45,554,951.06
     1 Month Prior                                           1,355,833.97     1 Month Prior                    48,464,334.85
     2 Months Prior                                          1,065,896.31     2 Months Prior                   50,925,998.75

     Total                                                   6,674,675.29     Total                           144,945,284.66

     a) 3 MONTH AVERAGE                                      2,224,891.76     b) 3 MONTH AVERAGE               48,315,094.89

     c) a/b                                                          4.60%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                             Yes ______     No  X
3.   Restricting Event Check                                                                                                    ----

     A. A Delinquency Condition exists for current period?                                                   Yes ______     No  X
                                                                                                                                ----
     B. An Indenture Event of Default has occurred and is
          then continuing?                                                                                   Yes ______     No
                                                                                                                                ----
4.   Has a Servicer Event of Default occurred?                                                               Yes ______     No
                                                                                                                                ----
5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                        Yes ______     No  X
                                                                                                                                ----
     B. Bankruptcy, insolvency, reorganization; default/
          violation of any  covenant or obligation not
          remedied within 90 days?                                                                           Yes ______     No
                                                                                                                                ----
     C. As of any Determination date, the sum of all
          defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                                        Yes ______     No  X
                                                                                                                                ----

6.   Aggregate Discounted Contract Balance at Closing Date                                        Balance    $270,243,724.70
                                                                                                             ---------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                 TOTAL                         % of Total
                                                                 A.D.C.B.       A.D.C.B.                        A.D.C.B.
                                                                 --------       --------                        --------
     30 Days Overdue                                         3,241,900.96     45,554,951.06                       7.116%
     60 Days Overdue                                         8,477,729.00     45,554,951.06                      18.610%
     90 Days Overdue                                         3,446,389.27     45,554,951.06                       7.565%
     120 Days Overdue                                          303,374.74     45,554,951.06                       0.666%
     150 Days Overdue                                          503,181.00     45,554,951.06                       1.105%
     180 Days Overdue                                                0.00     45,554,951.06                       0.000%